CONVERTIBLE PREFERRED STOCK AND EQUITY	12 Months Ended
Dec. 31, 2021
Equity [Abstract]
CONVERTIBLE PREFERRED STOCK AND EQUITY	CONVERTIBLE PREFERRED STOCK AND EQUITY
The Company’s second amended and restated certificate of incorporation designates and authorizes the Company to issue 1.1 billion shares, consisting of (i) 1.0 billion shares of common stock, par value $0.0001 per share; and (ii) 100.0 million shares of preferred stock, par value $0.0001 per share.
Preferred stock as of December 31, 2020, consisted of the following (in thousands, except per share amounts):

	Issuance Start Date	Shares Authorized	Shares Issued and Outstanding	Issuance Price Per Share	Carrying Value	Liquidation Preference
Series Seed	July 14, 2014	3,971	3,971	$0.60	$1,768	$4,978
Series Seed	April 29, 2015	4,000	4,000	0.63	2,479	5,101
Series A	January 19, 2016	15,231	15,231	0.75	11,110	11,367
Series A-1	May 5, 2017	8,464	8,464	1.18	9,737	10,000
Series B	July 30, 2018	15,983	15,983	3.13	50,000	50,000
Series B - 2019 Convertible Notes conversion at 10% discount	July 30, 2018	2,753	2,753	2.82	8,601	7,752
Series B-1	May 20, 2019	18,112	17,977	3.74	66,842	67,300
Series B-2	May 20, 2019	2,690	2,690	3.37	10,068	9,064
Total		71,204	71,069		$160,605	$165,562
Upon the Closing of the Business Combination, the 71.1 million outstanding shares of preferred stock converted into 63.8 million shares of common stock of the Post-Combination Company at the Exchange Ratio of 0.8971.
Common Stock Reserved for Future Issuance
The reserved shares for future issuance as of December 31, 2021 include the following (in thousands and as adjusted for the Exchange Ratio):

December 31, 2021
Stock options issued and outstanding	15,010
Restricted stock units issued and outstanding	6,499
Public warrants outstanding	10,000
Private placement warrants outstanding	5,333
2021 Incentive Award Plan available shares	16,732
Total	53,574
Legacy Latch had reserved shares of common stock for future issuance as of December 31, 2020 as follows (in thousands and as adjusted for the Exchange Ratio):

December 31, 2020
Conversion of outstanding redeemable convertible preferred stock	63,756
Stock options issued and outstanding	21,691
Warrants issued and outstanding.	318
Remaining shares available for future issuance	900
Total	86,665
Warrants
In January 2021, warrants to purchase 64,591 shares of Legacy Latch common stock converted into common stock (as adjusted based on the Exchange Ratio).
As part of the Closing of the Business Combination, 10.0 million public warrants sold during the TSIA IPO converted into 10.0 million public warrants to purchase up to 10.0 million shares of common stock of the Post-Combination Company, which are exercisable at $11.50 per share. The Company accounts for warrants as required under ASC 815 and has concluded that equity classification would be met for the public warrants as the Company has a single class of equity, and thus all holders vote 100% on all matters submitted to the Company’s stockholders and receive the same form of consideration in the event of a change of control (thus qualifying for the exception to the net cash settlement model), and the other conditions of equity classification would be met.
Fair Valuation Methodology - Legacy Latch
Legacy Latch historically issued warrants that were classified and accounted for as either liabilities or equity instruments on the balance sheet depending on the nature of the issuance. Legacy Latch’s warrants were initially measured at fair market value. Legacy Latch employed the Black-Scholes pricing model to calculate and record the value of the warrants. The inputs utilized by management were highly subjective, and changes in the inputs and estimates could result in a material change to the calculated value. One of the key inputs used by management in calculating the value of these awards was the common stock price. Management and the board of directors considered various objective and subjective factors to determine the fair value of Legacy Latch’s common stock price at various grant dates, including the value determined by a third-party valuation firm. These factors included, among other things, financial performance, capital structure, forecasted operating results and market performance analyses of companies in a similar industry. The assumptions used in calculating the fair value of warrants represented Legacy Latch’s best estimates, but these estimates involved inherent uncertainties and the application of management judgment. These warrants were measured at fair value using significant unobservable inputs (Level 3) and amounted to approximately $0.6 million as of December 31, 2020. Warrants were also issued in connection with
Legacy Latch’s 2020 sublease and were recorded within equity and allocated between research and development, sales and marketing, and general and administrative on the consolidated statements of operations and comprehensive loss, depending on headcount, as the issued warrants were in return for rental of office space. The warrants converted to common stock at Closing. The warrants issued in connection with the term loan and the Convertible Notes were recorded as derivative liabilities, and included within term loan, net and convertible notes, net on the consolidated balance sheets. The debt discount was amortized over the life of the debt. The derivative liabilities for the term loan and Convertible Notes were extinguished upon the repayment of the term loan and the conversion of the Convertible Notes at Closing.
Key inputs to calculate the fair value of the warrants outstanding as of December 31, 2020 using the Black-Scholes pricing model were as follows:

December 31, 2020
Expected term	10-12 years
Volatility	55.0 – 61.0%
Risk-free interest rate	0.68 – 0.93%
Dividend yield	0%
Fair Valuation Methodology - Private Placement Warrants
The Private Placement Warrants, which Legacy Latch assumed as part of the Closing of the Business Combination, are recorded as warrant liabilities. See Note 4, Fair Value Measurements.